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                                                                   EXHIBIT 10.10

YOUNG DENTAL


POLICY                                                NUMBER       A-001
----------------------------------                                 -------------

                                                      DATE         4-12-83
                                                                   -------------
                                                                      REVISION


SUBJECT:  YOUNG DENTAL PENSION BONUS PLAN



PURPOSE: To provide a pension benefit for employees of the company to replace the previous pension plan, terminated December 15, 1977. The effective date of this benefit is January 1, 1978.



PROCEDURE/POLICY STATEMENT:

1.    ELIGIBILITY
      -----------

      Any employee who was a participant in the old Pension Plan and Trust, terminated December 15, 1977, is eligible to participate in the new Pension Bonus Plan.

      Except as provided above, any full time employee will become a participant in the Pension Bonus Plan in the year he has completed three years of continuous full time employment, provided he has then attained the age of 25. Absences because of illness, vacations or authorized leave of absence shall not be considered as interruption of continuous service.

      To receive bonus, employee must be a full time employee of the Company on March 31st of the year following the calendar year in which the Pension Bonus is earned. If employee retires from Young Dental before March 31st, this does not apply.

2.    BENEFIT
      -------

      Each participant shall be entitled to receive an annual cash bonus to be calculated as a percentage of his annual base average earnings or form W-2 earnings, whichever is lower. Employees who are paid on a commission basis shall receive
                                   Continued/ ....


                                APPROVAL
                                --------
                                MANUFACTURING                  DATE
                                              -----------------    ------------
                                ENGINEERING   RLB              DATE  4-13-83
                                            -------------------    ------------
                                MARKETING     MRH              DATE  4-13-83
                                          ---------------------    ------------
                                CONTROLLER    MWE              DATE  4-13-83
                                           --------------------    ------------
                                PRESIDENT     GR               DATE  5-3-83
                                          ---------------------    ------------


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POLICY
YOUNG DENTAL PENSION BONUS PLAN
PAGE 2


        a benefit based on 75% of their W-2 earnings as defined.

        Annual base average earnings is defined as the average of base monthly earnings on January 1, and December 31, of the plan year, multiplied by 12 to determine annual base earnings.

        W-2 earnings is defined as wages, tips and other compensation shown on the participant's W-2 form for the plan year less any sick pay and/or bonuses paid to the participants.

        The percentage used for calculation of the benefit shall be determined annually by the Board of Directors of the Company.

3.      PAYMENT OF BENEFIT
        ------------------

        The benefit shall be payable to each participant on or before March 31st of the year proceeding the plan year.

        The benefit paid will be net of deductions as required by law.